WS:IMANAGE_TNCLEGAL_NYC_PRD:21520393:v1 ASSUMPTION OF PARTICIPATION AGREEMENT & TRADE CONFIRMATION THIS ASSUMPTION OF PARTICIPATION AGREEMENT & TRADE CONFIRMATION (this “Agreement”) is made and entered into as of this 8 day of November, 2024, by and among Willow Tree Capital Fund, LLC (“Current Counterparty”), Willow Tree Capital Corporation (“Surviving Counterparty”) and Macquarie Bank Limited (“Macquarie”). BACKGROUND A. Current Counterparty and Macquarie are party to that certain Participation Agreement for Par/Near Par Trades a copy of which is attached hereto as Exhibit A (the “Participation Agreement”). B. Current Counterparty and Macquarie are party to that certain LSTA Par/Near Par Trade Confirmation a copy of which is attached hereto as Exhibit B (the “Trade Confirmation”). C Current Counterparty and Surviving Counterparty intend to enter certain transactions pursuant to which the Current Counterparty will merge with and into the Surviving Counterparty, with the Surviving Counterparty being the surviving entity of such merger, and as a result of, and immediately following such merger, the assets and liabilities of the Current Counterparty and the Surviving Counterparty will be the assets and liabilities of the Surviving Counterparty, as the surviving corporation in such merger (the “Transaction”). D. The effective date of the Transaction is referred to herein as the “Effective Date”. E. Pursuant to the Transaction the Surviving Counterparty will become the seller under the Participation Agreement and the buyer under the Trade Confirmation, each as of the Effective Date. F. The parties hereto desire to acknowledge that the Surviving Counterparty will become the seller under the Participation Agreement and the buyer under the Trade Confirmation, each as of the Effective Date. NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and intending to be legally bound, the parties hereto hereby agrees as follows: 1. Acknowledgement of Assumptions. As of the Effective Date, the Surviving Counterparty (a) shall become the seller under the Participation Agreement and shall assume all obligations and liabilities of Current Counterparty under the Participation Agreement and (b) shall become the buyer under the Trade Confirmation and shall assume all obligations and liabilities of Current Counterparty under the Trade Confirmation. Notwithstanding the foregoing, the power of attorney provided in clause 3 of Section 31 of the Participation Agreement shall remain outstanding and full force and effect with respect to Current Counterparty, and for the avoidance of doubt, in connection with the assumption by Surviving Counterparty of the obligations under the Participation Agreement, Surviving Counterparty provides the same power of attorney to Macquarie. Docusign Envelope ID: 69679C9D-5BC9-452E-93B1-B1CA61D49BEA

2 WS:IMANAGE_TNCLEGAL_NYC_PRD:21520393:v1 2. Financing Fee. On or immediately prior to the Effective Date, the Current Counterparty shall pay to Macquarie the fee accrued pursuant to paragraph 6 of the Trade Specific Other Terms of Trade of the Trade Confirmation in an amount equal to $144,412.98. 3. Representations and Warranties. Each of the parties hereto hereby represent and warrant to the other parties hereto that, as of the date hereof this Agreement constitutes the legal, valid and binding agreement of such party enforceable against such party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws, rules or regulations affecting creditors’ rights generally and by general principles of equity. 4. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without reference to its conflicts or choice of law principles. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement. 5. Binding Effect. This Agreement shall be binding upon each of the parties hereto, and their respective successors and assigns. 6. Severability. In case one or more of the provisions of this Agreement shall, for any reason, be held by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision shall be modified or amended to the extent necessary to remove the invalidity, illegality or unenforceability. Should the amendment or modification of such provision be impossible, this Agreement shall be construed as if it never contained the invalid, illegal or unenforceable provision and such provision shall not affect any other provision of this Agreement. [signature page follows] Docusign Envelope ID: 69679C9D-5BC9-452E-93B1-B1CA61D49BEA

3 WS:IMANAGE_TNCLEGAL_NYC_PRD:21520393:v1 IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written. WILLOW TREE CAPITAL FUND, LLC By:__________________________ Name: Mark Klingensmith Title: Authorized Signatory WILLOW TREE CAPITAL CORPORATION By:__________________________ Name: Mark Klingensmith Title: Authorized Signatory MACQUARIE BANK LIMTIED By:________________________________ Name: Title: By:________________________________ Name: Title: POA reference no. 3324 Docusign Envelope ID: 69679C9D-5BC9-452E-93B1-B1CA61D49BEA David Anekstein Authorized Signatory Authorized Signatory Marshall Weaver

Docusign Envelope ID: 69679C9D-5BC9-452E-93B1-B1CA61D49BEA

Exhibit A

Participation Agreement

4

WS:IMANAGE_TNCLEGAL_NYC_PRD:21520393:v1

PARTICIPATION AGREEMENT FOR PAR/NEAR PAR TRADES ______________ TRANSACTION SPECIFIC TERMS THIS PARTICIPATION AGREEMENT FOR PAR/NEAR PAR TRADES is dated as of the Agreement Date and entered into by and between Seller and Buyer to govern the purchase and sale of the Participation in the Loans, the Commitments (if any) and the other Transferred Rights, in accordance with the terms, conditions and agreements set forth in the LSTA Standard Terms and Conditions for Participations for Par/Near Par Trades, published as of July 21, 2023 (the "Standard Terms"). The Standard Terms and (if applicable) the Collateral Annex are incorporated herein by reference without any modification whatsoever except as otherwise agreed herein by the Parties and as specifically supplemented and modified by the terms and elections set forth in the Transaction Summary and Sections A through H below. The Standard Terms, the Collateral Annex (if applicable) and the Transaction Specific Terms together constitute a single integrated Participation Agreement for Par/Near Par Trades governing the Transaction. With respect to the Transaction, the Parties agree to be bound by the Standard Terms and the Transaction Specific Terms set forth herein. TRANSACTION SUMMARY Trade Date: September 16, 2024 Agreement Date: September 16, 2024 Seller: Willow Tree Capital Fund, LLC Seller MEI: N/A Buyer: MACQUARIE BANK LIMITED Buyer MEI: N/A Credit Agreement: CREDIT AGREEMENT dated as of November 25, 2020 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time), among HIG HOLDINGS, INC. as Holdings, HIGGINBOTHAM INSURANCE AGENCY, INC., as the Borrower, The Several Lenders from Time to Time Parties Thereto, and KKR LOAN ADMINISTRATION SERVICES LLC, as the Administrative Agent and the Collateral Agent and KKR CAPITAL MARKETS LLC, and AB PRIVATE CREDIT INVESTORS LLC as Lead Arrangers and KKR Credit Advisors (US) LLC, as Structuring Advisor Borrower: See Credit Agreement Above Purchase Amount(s): $12,980,226.16 Tranche(s): Amendment No. 5 Initial Term Loans CUSIP Number(s), if available: N/A Delivery of Credit Documents: Yes No Netting Arrangements: Yes No Set-Off Applicable: Yes No Collateral Annex Applicable: Yes No Elevation: Yes No Docusign Envelope ID: 29DFADA8-988B-43F6-BF14-519962AE727F6 679C9D-5BC9 52E 93B1 B CA61D49BEA

A. DEFINITIONS Capitalized terms used in this Agreement shall have the respective meanings ascribed thereto in Section 1 of the Standard Terms, as supplemented by Section A of the Transaction Specific Terms and as otherwise may be provided in other provisions of this Agreement. Terms defined in the Credit Agreement and not otherwise defined in this Agreement shall have the same meanings in this Agreement as in the Credit Agreement. Except as otherwise expressly set forth herein, each reference herein to "the Agreement," "this Agreement," "herein," "hereunder" or "hereof" shall be deemed a reference to this Agreement. If there is any inconsistency between the Transaction Specific Terms and the Standard Terms, the Transaction Specific Terms shall govern and control. In this Agreement: "Agent" means KKR LOAN ADMINISTRATION SERVICES LLC as Administrative Agent. "Assignment" means the form specified in the Credit Agreement for an assignment of the Loans and Commitments (if any) and any Elevation Required Consents to such assignment. "Buyer Purchase Price" select one: not applicable. means the purchase price payable by Buyer to Original Buyer pursuant to the Netting Letter (this applies if there are three (3) parties involved in the netting arrangement). means the purchase price payable by Buyer to Penultimate Buyer pursuant to the Netting Letter (this applies if there are four (4) or more parties involved in the netting arrangement). "Collateral Annex" means the Collateral Annex to the Participation Agreement for Par/Near Par Trades published by the LSTA as of July 21, 2023. "Commitments" select one: none means [identify applicable commitment tranche(s) using Credit Agreement definitions] in the principal amount of $/£/€__________ [in each case specify the aggregate amount of the Loans, the Unfunded Commitments and the portion, if any, of the Commitments that is irrevocably "frozen" (i.e., that is not subject to future drawing)]. "Elevation Transfer Fee" means the fee payable to the Agent in connection with the Assignment submitted in connection with an Elevation (if any). "Loans" means Amendment No. 5 Initial Term Loans in the outstanding principal amount of $12,980,226.16. "Netting Letter" select one: not applicable. means that certain Multilateral Netting Agreement in the form currently published by the LSTA dated on or as of the Agreement Date among Seller, Buyer [and] [,] Original Buyer [, Penultimate Buyer] and [describe any other parties to the Netting Letter]]. "Original Buyer" select one: not applicable. means [specify original buyer in the netting arrangement]. "Participation Required Consents" means none. "Participation Transfer Fee" means the transfer fee (if any) set forth in Section E.1 payable to Seller in connection with the assignment by Buyer of all or any portion of the Participation, subject to Section 10.1 of the Standard Terms and Conditions. "Penultimate Buyer" select one: not applicable. Docusign Envelope ID: 29DFADA8-988B-43F6-BF14-519962AE727F6 679C9D-5BC9 52E 93B1 B CA61D49BEA

none ("none" is applicable if there are only three (3) parties involved in the netting arrangement). means [_________]. "Seller Purchase Price" select one: not applicable. means the purchase price payable by Original Buyer to Seller pursuant to the Netting Letter. "Trigger Date" the day that is 90 calendar days after the Agreement Date, provided, however, the parties hereto may agree to amend the Trigger Date and such amendment may take the form of email agreement. "Unfunded Commitments" means none. B. SECTION 5 (BUYER'S REPRESENTATIONS AND WARRANTIES) If "Yes" is specified opposite "Delivery of Credit Documents" in the Transaction Summary, Buyer represents and warrants that it (i) was not a Lender on the Trade Date and (ii) requested copies of the Credit Documents from Seller on or prior to the Trade Date. C. SECTION 8 (DISTRIBUTIONS; INTEREST AND FEES; PAYMENTS; COMMITMENT REDUCTIONS) C.1. Section 8.3 (Wire Instructions). Buyer's Wire Instructions: Bank of New York Mellon, New York ABA No.: 021-000-018 SWIFT Code: IRVTUS3N Acct. No.: 890-0055-375 Acct. Name: Macquarie Bank Limited (SWIFT CODE: MACQAU2S) Ref: MBL CMD/HIGGINBOTHAM INSURANCE AGENCY, INC. Seller's Wire Instructions: As Provided by Seller to Buyer C.2 Section 8.8 (Set-Off). If "Yes" is specified opposite "Set-Off" in the Transaction Summary, clause (i) of the proviso to the second sentence of Section 8.8 shall apply. D. SECTION 9 (NOTICES; RECORDS) Buyer's Address for Notices and Delivery: Macquarie Bank Limited c/o Macquarie Group 660 Fifth Avenue, 10th Floor New York, New York 10103 Attention: Tunde Malomo or David Anekstein Telephone: (212) 231-0458 or 212-231-6187 Electronic Mail Address: loan.admin@macquarie.com Docusign Envelope ID: 29DFADA8-988B-43F6-BF14-519962AE727F6 679C9D-5BC9 52E 93B1 B CA61D49BEA

Seller's Address for Notices and Delivery: Willow Tree Capital Fund, LLC 450 Park Avenue, 29 FL New York, New York, 10022 Attention: Mark Klingensmith Telephone: (212) 218-1080 Electronic Email Address: operations@willowtreelp.com E. SECTION 10 (FURTHER TRANSFERS) E.1 Select one: There is no Participation Transfer Fee. There is a Participation Transfer Fee, in the amount of $/£/€_________. E.2 If an Affiliate of Buyer that is a buyer under a participation agreement with Seller entered into as of the same day as this Agreement makes a Pre-Elevation Transfer (whether or not such transfer is so defined under such participation agreement) of loans and commitments (if any) under the Credit Documents subject to such participation agreement on the same day as Buyer, on substantially similar documents and to the same Entity as Buyer: Buyer and such Affiliate(s) of Buyer shall pay only one Participation Transfer Fee. Buyer and each such Affiliate of Buyer shall pay a separate Participation Transfer Fee in respect of each such Pre-Elevation Transfer. Not applicable (there is no Participation Transfer Fee). E.3 Section 10.1 Right of Buyer to sell subparticipations: Buyer may sell subparticipations in respect of the Transferred Rights without Seller's prior consent. Section 10.1(b) of the Standard Terms and Conditions will not apply. Buyer may not sell subparticipations in respect of the Transferred Rights without Seller's prior consent. Section 10.1(b) of the Standard Terms and Conditions will not apply. F. SECTION 11 (VOTING) F.1 "Voting" select one: Buyer shall have voting rights with respect to the Transferred Rights, subject to Section 11.1(a) of the Standard Terms and Conditions following the Trigger Date; provided however, notwithstanding the foregoing, the voting rights provided to Buyer herein shall be limited to the voting rights permitted to be granted to participants pursuant to the terms of the Credit Agreement and to the extent any provision of voting rights to Buyer herein shall be in violation of the Credit Agreement, such provision of voting rights shall be deemed to not apply to this Agreement and the validity, legality and enforceability of the other terms set forth herein shall not in any way be affected or impaired thereby. Buyer shall have no voting rights in respect of the Transferred Rights, subject to Section 11.1(b) of the Standard Terms and Conditions. F.2 For purposes of determining the Majority Holders or Majority Claims Holders pursuant to Section 11.1(a) of the Standard Terms and Conditions: the interests or claims held by Seller for its own account shall be counted; the interests or claims held by Seller for its own account shall not be counted; Docusign Envelope ID: 29DFADA8-988B-43F6-BF14-519962AE727F6 679C9D-5BC9 52E 93B1 B CA61D49BEA

Not applicable; AND the interests or claims held by Affiliates of Seller shall be counted. the interests or claims held by Affiliates of Seller shall not be counted. Not applicable. G. SECTION 15 (ELEVATION) G.1 Select one: There is no Elevation Transfer Fee. The Elevation Transfer Fee shall be paid as follows: The Elevation Transfer Fee shall be paid by Seller to the Agent and Buyer shall reimburse Seller in an amount equal to one-half thereof. 0% thereof. The Elevation Transfer Fee shall be paid by Buyer to the Agent and Seller shall reimburse Buyer in an amount equal to one-half thereof. [other relevant fraction or percentage] _____ thereof. G.2 If "No" is specified opposite "Elevation" in the Transaction Summary, then select one: No Elevation shall be permitted unless requested by Seller and otherwise subject to Section 15. Subject to Section 15, Seller may at any time request an Elevation and Buyer may request an Elevation only in the following circumstances: ________________________________________ _____________________________________________________________________________. H. SECTION 31 (ADDITIONAL PROVISIONS) The following additional provisions, including any modifications to existing provisions, apply: 1) Seller shall maintain a Participant Register at all times indicating the Buyer or its affiliate as the participant in the Loans and the principal amount (and stated interest thereon) of the portion of the Loans held by the Buyer or its affiliate. 2) It is the intention of the parties hereto that the Transaction subject to this Agreement shall constitute, and shall be treated to be, a sale of a valid ownership interest in the Participation by Seller to, and a purchase thereof by, Buyer and not a loan for all purposes. If, notwithstanding such intention, the conveyance of the Participation from Seller to Buyer shall be recharacterized as a loan and not a sale and purchase, it is the intention of the parties hereto that (i) such loan shall be deemed a secured loan and (ii) this Agreement shall constitute a security agreement under applicable law, and that Seller shall be deemed to have granted to Buyer, and Seller hereby grants to Buyer, a first priority security interest in all of Seller's right, title and interest in, to and under the Loans and all Distributions, free and clear of all claims, to secure the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code), of all obligations of Seller to Buyer under or related to the Agreement (including the deemed secured loan). So long as this Agreement remains outstanding, Seller further agrees and covenants not to sell or otherwise transfer, or create or permit any lien or other encumbrance upon, the Loans other than Buyer's interest created hereby. Buyer shall have, in addition to the rights and remedies that it may have under this Docusign Envelope ID: 29DFADA8-988B-43F6-BF14-519962AE727F6 679C9D-5BC9 52E 93B1 B CA61D49BEA

Agreement, all other rights and remedies provided to a secured creditor under the applicable Uniform Commercial Code and other applicable law, which rights and remedies shall be cumulative. 3) Notwithstanding anything to the contrary contained in the Standard Terms, Buyer shall not have any right to elevate any portion of the Loans without Seller's consent prior to the Trigger Date. Following the Trigger Date and Buyer's request for an Elevation, and only to the extent Seller has not executed and delivered the Assignment and any other agreements or documents required in connection with such Assignment to Buyer within 3 Business Days of Buyer's request, Seller hereby appoints Buyer as its true and lawful attorney-in-fact with full power and authority to act in Seller's name, place and stead solely in connection with the completion and execution of the Assignment and any other agreements or documents expressly required pursuant to the terms of the Credit Agreement to effectuate an Elevation or an assignment or other transfer of the Loans to Buyer's actual or prospective transferee, assignee or participant (together with the Assignment, the "Assignment Documents"), provided, no such Assignment Document imposes any greater liability on Seller (including, without limitation, any additional indemnification obligations or obligations to make any payments) than exists in the Assignment Documents. 4) Notwithstanding anything to the contrary contained in the Standard Terms, for the operational convenience of the parties hereto, in lieu of the time periods set forth in the Standard Terms, Seller shall deliver any Distribution relating to interest and fees to Buyer after the Trigger Date in accordance with the Standard Terms. 5) Notwithstanding anything to the contrary contained in the Standard Terms, prior to the Trigger Date, Buyer shall not sell the Transferred Rights to any person (including any subparticipations therein) 6) Seller represents and warrants to Buyer that no note or other similar physical instrument has been issued in connection with the Purchase Amount. 7) Notwithstanding anything to the contrary contained in the Standard Terms or any other agreement between the parties hereto or their respective Affiliates, the parties hereto agree that, following the Trigger Date, in addition to the disclosures permitted by Section 18.2 of the Standard Terms, the Buyer may disclose any information and documents received from Seller or its Affiliates relating to the Credit Agreement and/or the Borrower to any proposed transferee, assignee, participant, or other Entity proposing to enter into contractual relations with Buyer in respect of the Transferred Rights or any part of them; provided however that (a) prior to such disclosure, Buyer shall ensure that such recipients are subject to obligations of confidentiality substantially similar to those set forth in the Credit Agreement; and (b) any information that is subject to the confidentiality obligations set forth in the Credit Agreement shall only be disclosed if such disclosure is permitted pursuant to the Credit Agreement. Docusign Envelope ID: 29DFADA8-988B-43F6-BF14-519962AE727F6 679C9D-5BC9 52E 93B1 B CA61D49BEA

LSTA EFFECTIVE July 21, 2023 Copyright © LSTA 2023. All rights reserved. IN WITNESS WHEREOF, Seller and Buyer have executed this Agreement by their duly authorized officers or representatives as of the Agreement Date. SELLER: Willow Tree Capital Fund, LLC By: Name: Title: BUYER: Macquarie Bank Limited By: Name: Title: By: Name: Title: POA reference no. 3324 Mark Klingensmith Authorized Signor Docusign Envelope ID: 29DFADA8-988B-43F6-BF14-519962AE727F Authorized Signatory David Anekstein Marshall Weaver Authorized Signatory 6 679C9D-5BC9 52E 93B1 B CA61D49BEA

ANNEX TO PARTICIPATION AGREEMENT FOR PAR/NEAR PAR TRADES The amount of any PIK Interest that accreted to the principal amount of the Loans on or after the Trade Date but on or prior to the Settlement Date is none. Docusign Envelope ID: 29DFADA8-988B-43F6-BF14-519962AE727F6 679C9D-5BC9 52E 93B1 B CA61D49BEA

Docusign Envelope ID: 69679C9D-5BC9-452E-93B1-B1CA61D49BEA

Exhibit B

Trade Confirmation

WS:IMANAGE_TNCLEGAL_NYC_PRD:21520393:v1

LSTA PAR/NEAR PAR TRADE CONFIRMATION To: Willow Tree Capital Fund, LLC Mark Klingensmith Phone No.: 212-218-1080 Email Address: Klingensmith@willowtreelp.com From: Macquarie Bank Limited Massimo Pascucci Phone No.: +1 (347) 603-3773 Email Address: massimo.pascucci@macquarie.com We are pleased to confirm the following transaction, subject to the Standard Terms and Conditions for Par/Near Par Trade Confirmations (the "Standard Terms and Conditions") published by The Loan Syndications and Trading Association, Inc.® (the "LSTA") as of July 21, 2023,2 which Standard Terms and Conditions are incorporated herein by reference without any modification whatsoever except as otherwise agreed herein by the parties and specifically set forth in the "Trade Specific Other Terms of Trade" section below. The parties hereto agree to submit any dispute as to the reasonableness of a buy-in or sell-out price to binding arbitration in accordance with the LSTA "Rules Governing Arbitration between Loan Traders with regard to Cover Price for Trades that Do Not Settle by BISO Trigger Date" in existence on the Trade Date, and to comply with any award or decision issued in connection with such an arbitration proceeding. Capitalized terms used and not defined in this Confirmation have the respective meanings ascribed thereto in the Standard Terms and Conditions. Trade Date: September 16, 2024 Seller: Macquarie Bank Limited Principal Agent Buyer: Willow Tree Capital Fund, LLC Principal Agent Credit Agreement: CREDIT AGREEMENT dated as of November 25, 2020 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time), among HIG HOLDINGS, INC. as Holdings, HIGGINBOTHAM INSURANCE AGENCY, INC., as the Borrower, The Several Lenders from Time to Time Parties Thereto, and KKR LOAN ADMINISTRATION SERVICES LLC, as the Administrative Agent and the Collateral Agent and KKR CAPITAL MARKETS LLC, and AB PRIVATE CREDIT INVESTORS LLC as Lead Arrangers and KKR Credit Advisors (US) LLC, as Structuring Advisor Borrowers: See Credit Agreement above Form of Purchase: If no election is made, "Assignment" applies. Assignment Assignment Only Participation Other 2The Standard Terms and Conditions are available on the LSTA website at http://www.lsta.org. LSTA EFFECTIVE July 21, 2023 Copyright © LSTA 2023. All rights reserved. Docusign Envelope ID: 29DFADA8-988B-43F6-BF14-519962AE727F6 679C9D-5BC9 52E 93B1 B CA61D49BEA

Purchase Amount/ Type of Debt: Purchase Amount Type of Debt Facility CUSIP Number $12,980,226.16 Term Loan Amendment No. 5 Initial Term Loans N/A Purchase Rate: 99.90% Upfront Fee: None; $____________ Payable on: Settlement Date; ________ ___, 20__ Payable by: Seller; Buyer Credit Documents to be provided by Seller: Yes (only applicable if Buyer was not a lender on Trade Date and made its request on or prior to Trade Date) No Collateral Annex Applicable: Collateral Account Institution: Trade Specific Other Terms of Trade: Yes No Collateral Account established with Seller If selected, Collateral Account Segregation: Yes No Collateral Account established with a Third-Party Custodian Specify Other Terms: 1. No amounts in respect of Delayed Compensation shall be payable and the provisions of the Standard Terms and Conditions relating to Compensation for Delayed Settlement shall not apply. 2. The parties hereto anticipate that the Transaction may be partially settled on one or more separate Settlement Dates at Buyer's option. 3. The parties hereto agree to use commercially reasonable efforts to settle the Transaction as soon as reasonably practicable and further agree that the Settlement Date shall occur on or prior to the 90th calendar day following the Trade Date (the "Required Closing Date"); provided however if the Required Closing Date is not a Business Day, the final Settlement Date shall occur on or prior to the Business Day immediately preceding the Required Closing Date; provided further that the parties hereto may agree to amend this provision and such amendment may take the form of email agreement. For the avoidance of doubt, in the event Buyer fails to settle the Transaction by the Required Closing Date, Seller may terminate the Transaction and shall be entitled to pursue all remedies for breach of contract available under law and/or equity. 4. Notwithstanding anything to the contrary contained in the Standard Terms and Conditions or any other agreement between the parties hereto or their respective Affiliates, the parties hereto agree that, in addition to the disclosures permitted by Section 21 of the Standard Terms and Conditions, following the Required Closing Date, the Seller may disclose the existence and terms of this Confirmation and any information and documents received from Buyer or its Affiliates relating to the Credit Agreement and/or the Borrower to any proposed transferee, assignee, participant, or other entity proposing to enter into contractual relations with Seller in respect of the Debt; provided however that (a) prior to such disclosure, Seller shall ensure that such recipients are subject to obligations of confidentiality substantially similar to those set forth in the Credit Agreement; and (b) any information that is subject to the Docusign Envelope ID: 29DFADA8-988B-43F6-BF14-519962AE727F6 679C9D-5BC9 52E 93B1 B CA61D49BEA

confidentiality obligations set forth in the Credit Agreement shall only be disclosed if such disclosure is permitted pursuant to the Credit Agreement. 5. In the event that Seller elected to withhold 10.00% of the purchase price in connection with Seller’s original purchase of the Debt from Buyer (such portion, the “Holdback Percentage”), then notwithstanding anything herein or in the Standard Terms and Conditions to the contrary, the Purchase Price (calculated without reference to this clause) remitted by Buyer to Seller on the Settlement Date shall be reduced by an amount equal to the product of (a) the Purchase Amount, (b) the Purchase Rate and (c) the Holdback Percentage. The resulting amount taking into account the reduction shall be referred to hereinafter as the “Delayed Purchase Price”. 6. On each Settlement Date, in addition to the related portion of the Delayed Purchase Price, Buyer shall also pay Seller a fee equal to the product of (a) the portion of the Delayed Purchase Price settling and (b) the product of (i) the greater of (A) 45 and (B) difference in calendar days between the Trade Date and the Settlement Date and (ii) 0.00023406. Docusign Envelope ID: 29DFADA8-988B-43F6-BF14-519962AE727F6 679C9D-5BC9 52E 93B1 B CA61D49BEA

Please provide the signature of a duly authorized signatory where indicated below and return this letter to the attention of Massimo Pascucci at the following e-mail address: massimo.pascucci@macquarie.com. If you have any questions, please contact Massimo Pascucci at +1 347 603 3773. Seller MACQUARIE BANK LIMITED Buyer Willow Tree Capital Fund, LLC By:____________________________________ Name: __________________________________ Title: __________________________________ By:_____________________________________ Name: __________________________________ Title: __________________________________ Mark Klingensmith Authorized Signor Docusign Envelope ID: 29DFADA8-988B-43F6-BF14-519962AE727F Senior Manager Amanda Dabydeen 6 679C9D-5BC9 52E 93B1 B CA61D49BEA